UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 13, 2007
Commission File No. 001-31463
DICK’S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1241537 (I.R.S. Employer Identification No.)

300 Industry Drive, RIDC Park West, Pittsburgh, Pennsylvania (Address of principal executive offices)	15275 (Zip Code)
(724) 273-3400
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURE		4

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On March 13, 2007, Dick’s Sporting Goods, Inc. (NYSE: DKS) (the “Company”) issued a press release announcing its results for the quarter and year ended February 3, 2007 and certain other information that is furnished as Exhibit 99.1 hereto. In addition to the issuance of a press release, the Company also conducted a webcast regarding results for the fourth quarter and year ended February 3, 2007. A transcript of this webcast is attached hereto as Exhibit 99.2.
This information, including exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) The following exhibits are being furnished as part of this Form 8-K.
Exhibit 99.1 Press release dated March 13, 2007 by Dick’s Sporting Goods, Inc. furnished herewith.
Exhibit 99.2 Transcript of Dick’s Sporting Goods, Inc. webcast regarding its results for the quarter and year ended February 3, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.
March 16, 2007	By:	/S/ MICHAEL F. HINES
		Name:	Michael F. Hines
		Title:	EVP - Chief Financial Officer